EXHIBIT 10.2
                                                                    ------------

THIS DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.


                                    DEBENTURE

                           THOMAS PHARMACEUTICAS, LTD.

                        (F/K/A IVOICE ACQUISITION CORP.).

                        10% SECURED CONVERTIBLE DEBENTURE

                               DUE JANUARY 1, 2013

No. 1A                                                                  $360,000

         This Debenture is issued by Thomas Pharmaceuticals, Ltd. (f/k/a iVoice Acquisition Corp.), a New Jersey corporation with its principal office located at 750 Route 34, Matawan, NJ, 07747 (the "Company"), to iVoice, Inc., a New Jersey Corporation, with its principal office at 750 Route 34, Matawan, NJ, 07747 (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Act.

                                   ARTICLE I.

         SECTION 1.01 PRINCIPAL AND INTEREST. For value received, on January 6, 2006, the Company hereby promises to pay to the order of the Holder in lawful money of the United States of America and in immediately available funds the principal sum of Three Hundred Sixty Thousand Dollars (US $360,000) on January 1, 2013 (the "Maturity Date"), together with interest, compounded quarterly, on the unpaid principal of this Debenture at the rate of ten percent (10%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid.

         SECTION 1.02 OPTIONAL CONVERSION. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the "Conversion Shares") of the Company's common stock, par value $0.0001 per share ("Common Stock"), at the price per share (the "Conversion Price") equal to an amount equal to eighty percent (80%) of the lowest closing bid price of the Common Stock for the five (5) trading days immediately preceding the Conversion Date (as defined herein). This is the "Conversion Price".

         As used herein, "Principal Market" shall mean The National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board, Nasdaq SmallCap Market, or American Stock Exchange. If the Common Stock is not traded on a Principal Market, the Closing Bid Price shall mean, the reported closing bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

         SECTION 1.03 RESERVATION OF COMMON STOCK. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price; provided, however, until such time as the Conversion Price has been fixed, but solely for the purposes of this
Section 1.03 only, the Conversion Price shall be deemed to be $0.002 or, if there is a trading market for the Common Stock, the lowest bid price for the preceding thirty (30) days. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty
(60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

         Section 1.04 RIGHT OF REDEMPTION. The Company at its option shall have the right to redeem, with thirty (30) business days advance written notice (the "Redemption Notice"), a portion of or all of the outstanding principal sum under this Debenture. The redemption price shall be equal to one hundred twenty-five percent (125%) multiplied by the portion of the principal sum being redeemed, plus any accrued and unpaid interest. Once the Company has issued to the Holder a Redemption Notice, the Holder may continue to convert this Debenture, in accordance with Section 1.02 hereof, for the thirty (30) day business period after the Holder receives the Redemption Notice.

         Section 1.05 REGISTRATION RIGHTS. The Company is obligated to register the resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of a Shareholders Agreement, between the Company and the Holder of even date herewith (the "Shareholders Agreement").

         Section 1.06 GUARANTY. Upon the occurrence of an Event of Default (as defined in Article III hereto), this Convertible Debenture shall be immediately due and payable.

         Section 1.07 INTEREST PAYMENTS. The interest so payable will be paid at the time of maturity or conversion to the person or company in whose name this Debenture is registered. At the time such interest is payable, the Company, in its sole discretion, may elect to pay interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in Article III hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the closing bid price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

         Section 1.08 PAYING AGENT AND REGISTRAR. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar.

         Section 1.09 SECURITY AGREEMENT. This Debenture is secured by a Security Agreement (the "Security Agreement") of even date herewith between the Company and the Holder.

                                   ARTICLE II.

         SECTION 2.01 AMENDMENTS AND WAIVER OF DEFAULT. The Debenture may not be amended without the consent of the Holder. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company obligations to the Holder or to make any change that does not adversely affect the rights of the Holder.

                                  ARTICLE III.

         SECTION 3.01 EVENTS OF DEFAULT. An "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

         (i) Any default in the payment of the principal of, interest on or other charges in respect of this Debenture, free of any claim of subordination, as and when the same shall become due and payable and that is not cured within ten (10) days of the Company's receipt of written notice from the Holder explaining such default in reasonable detail (whether on an installment, a Principal Payment Date, an Interest Payment Date, a Conversion Date or the Maturity Date or by acceleration or otherwise);

         (ii) The Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of this Debenture hereof or the Shareholders Agreement, Security Agreement, or the Escrow Agreement which is not cured with in the time prescribed;

         (iii) The Company or any subsidiary of the Company shall commence, or there shall be commenced against the Company or any subsidiary of the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any subsidiary of the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary of the Company or there is commenced against the Company or any subsidiary of the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty one (61) days; or the Company or any subsidiary of the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary of the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company or any subsidiary of the Company makes a general assignment for the benefit of creditors; or the Company or any subsidiary of the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary of the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary of the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary of the Company for the purpose of effecting any of the foregoing;

         (iv) The Company or any subsidiary of the Company shall default in any of its obligations under any other debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any subsidiary of the Company in an amount exceeding $20,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

         (v) At any time following the time the Company has been quoted for trading or listed for trading on the Nasdaq OTC Bulletin Board ("OTC"), Nasdaq SmallCap Market, New York Stock Exchange, American Stock Exchange or the Nasdaq National Market (each, a "Subsequent Market"), the Common Stock shall cease to be so quoted for trading or listed for trading on a Subsequent Market") and shall not again be quoted or listed for trading thereon within five (5) trading days of such delisting;

         (vi) The Company shall fail to file the Initial Registration Statement with the Commission (as defined in Section 2(a) of the Investor Rights Registration Agreement), or the Initial Registration Statement shall not have been declared effective by the Commission, in each case within the time periods set forth in the Investor Registration Rights Agreement of even date herewith between the Company and the Holder;

         (vii) If the effectiveness of the Initial Registration Statement lapses for any reason or the Holder shall not be permitted to resell the shares of Common Stock underlying this Debenture under the Initial Registration Statement, in either case, for more than five (5) consecutive trading days or an aggregate of eight trading days (which need not be consecutive trading days);

         (viii) The Company shall fail for any reason to deliver Common Stock certificates to a Holder prior to the fifth (5th) trading day after a Conversion Date or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of this Debenture in accordance with the terms hereof;

         Section 3.02 PAYMENT ON EVENT OF DEFAULT. During the time that any portion of this Debenture is outstanding, if any Event of Default has occurred, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash, provided however, the Holder may request (but shall have no obligation to request) payment of such amounts in Common Stock of the Company. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may convert all debentures outstanding and held by Holder and accrued interest thereon into shares of Common Stock at a conversion price equal to the lowest quoted Bid price of the Company's Common Stock, as quoted by Bloomberg, LP, for the first five (5) trading days after the Company's Common Stock becomes listed on the OTC Bulletin Board. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Upon an Event of Default, notwithstanding any other provision of this Debenture, the Holder shall have no obligation to the Company to comply with or adhere to any limitations, if any, on the conversion of this Debenture or the sale of the Conversion Shares.

         Section 3.03 FAILURE TO ISSUE UNRESTRICTED COMMON STOCK. As indicated in Article III Section 3.01, a breach by the Company of its obligations under the Shareholders Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder accelerated full repayment of all debentures outstanding and held by Holder. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

                                   ARTICLE IV.

         SECTION 4.01 RIGHTS AND TERMS OF CONVERSION. This Debenture, in whole or in part, may be converted at any time following the date hereof into shares of Common Stock at a price equal to the Conversion Price as described in Section
1.02 above.

         SECTION 4.02 RE-ISSUANCE OF DEBENTURE. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

                                   ARTICLE V.

         SECTION 5.01 ANTI-DILUTION. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

         SECTION 5.02 CONSENT OF HOLDER TO SELL COMMON STOCK. If at any time the Holder does not control a majority of the voting securities of the Company and so long as any of the principal of or interest on this Note remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, or (iii) file any registration statement on Form S-8. Holder shall take no action, without the consent of the holders of a majority of the Company's Series A Preferred Stock (or the Common Stock that the Series A Preferred Stock is converted into), that would cause a breach of this Section 5.02.

                                   ARTICLE VI.

         SECTION 6.01 NOTICE. All notices or other communications required or permitted to be given pursuant to this Debenture shall be in writing and shall be considered as duly given on: (a) the date of delivery, if delivered in person against written receipt therefor, or by nationally recognized overnight delivery service or (b) five (5) days after mailing if mailed from within the continental United States by postage pre-paid certified mail, return receipt requested to the party entitled to receive the same:

If to the Company, to:               Thomas Pharmaceuticals, Ltd.
                                     c/o iVoice, Inc.
                                     750 Route 34
                                     Matawan, NJ  07747
                                     Attention: Jerry Mahoney
                                     Telephone: 732-441-7700
                                     Facsimile: 732-441-9895

If to the Holder:                    iVoice, Inc.
                                     750 Route 34
                                     Matawan, NJ 07747
                                     Attention: Jerry Mahoney
                                     Telephone: 732-441-7700
                                     Facsimile: 732-441-9895

         SECTION 6.02 GOVERNING LAW. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of New Jersey without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

         SECTION 6.03 SEVERABILITY. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

         SECTION 6.04 ENTIRE AGREEMENT AND AMENDMENTS. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.



                                     THOMAS PHARMACEUTICALS, LTD.

                                     By: ________________________________
                                     Name:
                                     Title:

                                   EXHIBIT "A"
                                   -----------

                              NOTICE OF CONVERSION
                              --------------------
           (TO BE EXECUTED BY THE HOLDER IN ORDER TO CONVERT THE NOTE)


TO:

         The undersigned hereby irrevocably elects to convert $ of the principal amount of this Debenture into Shares of Common Stock of Thomas Pharmaceuticals Inc., according to the conditions stated therein, as of the Conversion Date written below.

CONVERSION DATE:                        ________________________________________

APPLICABLE CONVERSION PRICE:            ________________________________________

SIGNATURE:                              ________________________________________

NAME:                                   ________________________________________

ADDRESS:                                ________________________________________

AMOUNT TO BE CONVERTED:  $              ________________________________________

AMOUNT OF DEBENTURE UNCONVERTED: $      ________________________________________

CONVERSION PRICE PER SHARE: $           ________________________________________

NUMBER OF SHARES OF COMMON STOCK
TO BE ISSUED:                           ________________________________________

PLEASE ISSUE THE SHARES OF COMMON
STOCK IN THE FOLLOWING NAME AND TO
THE FOLLOWING ADDRESS:                  ________________________________________

ISSUE TO:                               ________________________________________

AUTHORIZED SIGNATURE:                   ________________________________________

NAME:                                   ________________________________________

TITLE:                                  ________________________________________

PHONE NUMBER:                           ________________________________________

BROKER DTC PARTICIPANT CODE:            ________________________________________

ACCOUNT NUMBER:                         ________________________________________

ADDRESS OF RECEIVING PARTY:             ________________________________________

SOCIAL SECURITY NUMBER OR TAX
IDENTIFICATION NUMBER OF RECEIVING
PARTY:                                  ________________________________________


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